                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ---------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 10, 2001

                             DEL MONTE FOODS COMPANY
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            DELAWARE                   33-36374-01                13-3542950
(STATE OR OTHER JURISDICTION      COMMISSION FILE NUMBER)      (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


                        ONE MARKET
                 SAN FRANCISCO, CALIFORNIA                    94105
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 247-3000

                                      NONE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 5.           Other Events.
                  -------------

         On May 10, 2001, Del Monte Foods Company, through its wholly-owned subsidiary Del Monte Corporation, announced the pricing terms for its previously announced cash tender offers (the "Tender Offers") for all of the Corporation's outstanding 12 1/4% Senior Subordinated Notes due 2007 and all of Del Monte Foods Company's outstanding 12 1/2% Senior Discount Notes due 2007. The related press release is attached hereto as Exhibit 99.1.

         On May 16, 2001, Del Monte Foods Company, through its wholly-owned subsidiary Del Monte Corporation, announced that it had completed the Tender Offers, its private placement offering of $300 million principal amount of 9 1/4% Senior Subordinated Notes due 2011 and its amended and restated credit facility. The related press release is attached hereto as Exhibit 99.2.

Item 7.           Financial Statements, Pro Forma and Exhibits.
                  ---------------------------------------------

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         Exhibit No.       Description
         -----------       -----------

         99.1              Press Release dated May 10, 2001.

         99.2              Press Release dated May 16, 2001.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated as of May 21, 2001

                                         DEL MONTE FOODS COMPANY

                                         By: /s/ THOMAS E. GIBBONS
                                             ----------------------------------
                                             Thomas E. Gibbons
                                             Senior Vice President and Treasurer



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                                 EXHIBIT INDEX



         Exhibit No.       Description
         -----------       -----------

         99.1              Press Release dated May 10, 2001.

         99.2              Press Release dated May 16, 2001.